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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2006

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                                  NEWGOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          DELAWARE                      0-20722                  16-1400479
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


       400 CAPITOL MALL, SUITE 900
             SACRAMENTO, CA                                          95814
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (916) 449-3913

                                      SAME
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                            -------------------------

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibits.

              4.1    Convertible Debenture.
              4.2.1  Form of Warrant - $.20 exercise price.
              4.2.2  Form of Warrant - $.30 exercise price.
              10.1   Securities Purchase Agreement, dated January 27, 2006, by
                     and among Newgold and the investor named therein.
              10.2   Registration Rights Agreement, dated January 27, 2006, by
                     and among Newgold and the investor named therein
              10.3*  Joint Venture Agreement dated January 25, 2006 between
                     Newgold, Inc. and ASDi, LLC.
              10.4*  Crescent Red Caps LLC - Operating Agreement dated February
                     9, 2006.
              99.1   Press Release dated January 25, 2006
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             * Filed herewith


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 24, 2006                   NEWGOLD, INC.


                                           By: /s/ JAMES KLUBER
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                                              James Kluber
                                              Chief Financial Officer
                                              (Duly Authorized Officer)